EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Gateway Tax Credit Fund III, Ltd.; (“Gateway”) on Form 10-Q for the period ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Gateway.

/s/ Ronald M. Diner Ronald M. Diner President Raymond James Tax Credit Funds, Inc. (Managing General Partner) February 14, 2008

/s/ Jonathan Oorlog Jonathan Oorlog Vice President and Chief Financial Officer Raymond James Tax Credit Funds, Inc. (Managing General Partner) February 14, 2008